UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)

                                  July 21, 2004

                           COLUMBIA SPORTSWEAR COMPANY
             (Exact name of registrant as specified in its charter)

              Oregon                       000-23939             93-0498284
   (State or other jurisdiction     (Commission File Number)    (IRS Employer
         of incorporation)                                   Identification No.)

   14375 NW Science Park Drive Portland, Oregon                          97229
     (Address of principal executive offices)                         (Zip Code)




       Registrant's telephone number, including area code: (503) 985-4000

                                    No Change
          (Former name or former address, if changed since last report)

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Item 12.  Results of Operations and Financial Condition

         On July 21, 2004, Columbia Sportswear Company issued a press release reporting its first quarter 2004 financial results. A copy of the Company's press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              COLUMBIA SPORTSWEAR COMPANY

                              Dated:  July 21, 2004



                              By:  /s/ Peter J. Bragdon
                                   ---------------------------------------------
                                   Peter J. Bragdon
                                   Vice President and General Counsel, Secretary

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                                  EXHIBIT INDEX

Exhibit    Description
-------    -----------

  99.1     Press release dated July 21, 2004.